EXHIBIT 10.24
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                          September 14, 1998


Mr. Gary Grottke
Amfac Property Investment Corp.
900 Michigan Avenue, Suite 1200
Chicago, IL 60611-1581

     RE:   Re: Amended Buy/Sell Notice: SMA Application

Dear Mr. Grottke:

     In the Buy/Sell Notice dated May 28, 1998 delivered to Tobishima Pacific, Inc. ("TPI") pursuant to Section 6.3 of the Property Management Agreement, as amended, Amfac Property Investment Corp. informed TPI that it had elected to withdraw the application for the SMA permit for development of a time share project on Lot 87 of Kaanapali North Beach Makai (the "Application"). In my letter to you dated June 12, 1998, responding to APIC's Buy/Sell Notice, TPI recommended that APIC defer execution and delivery of the notice to the Planning Commission, Maui County, withdrawing the Application (the "Withdrawal Notice"). APIC accordingly did not execute and deliver the Withdrawal Notice. On August 27, 1998, APIC delivered an Amended Buy/Sell Notice to TPI. In TPI's responsive letter dated August 31, 1998, TPI elected to sell its interests in the Property (as defined in the Amended Buy/Sell Notice) to APIC, but did not address the Withdrawal Notice.

     TPI hereby confirms that APIC need not withdraw the Application. TPI further confirms and agrees that APIC has properly exercised its rights under Section 6.3 of the Property Management Agreement. In addition, by its execution below, APIC confirms and agrees that TPI has properly responded to APIC under Section 6.3 of the Property Management Agreement.

                                       Very truly yours,

                                       Tobishima Pacific, Inc.

                                       By /s/ MASAO KASHIHARA
                                          --------------------
                                          Masao Kashihara,
                                          Its President

AGREED TO:

AMFAC PROPERTY INVESTMENT CORP.


By:  /S/ GARY GROTTKE
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   Name:  Gary Grottke
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   Title: President
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